UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2013

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

After witnessing two market crashes since 2000, and hearing from many shareholders that they could not survive another crash, I have been overly cautious.

In the first 6 months of 2013, I had a defensive posture in order protect our downside until we could see economic growth in the private sector instead of growth due to increases in government spending. The cost of being defensive was underperformance in a strong market.  The S&P 500 was up 13.82%, while the fund was up only 3.53% in the first half of 2013.

In my last letter, I reported that I had rebalanced the portfolio at the end of the first half to give greater weight to the more fully-invested managers in our stable. I am happy to say that the fund did much better in the second half of 2013 gaining 18.15% vs the S&P 500 which gained 16.30%

We missed the first portion of a rally driven by the first signs of an economic recovery.  However, given the historic amount of fiscal and monetary stimulus that has been injected into the economies of the U.S. and Europe, it is my view that the recovery has a long way to go.  At this point, I think its time to make another adjustment.

One of Marketocracy’s strengths is that just about every investment sector and style is represented in the m100.  However, four members of the m100 stand out for having the combination of a superior long-term track record, and exceptional recent performance.

Marketocracy
	Model Portfolio	Investment
Master:Fund	Track Record	Style
huyehara:HMF	11 years	Swing Trader
ahknaten:KAI	11 years	Quantitative
mkoza:TGF	13 years	Fundamental Value
crossy:CIAF	12 years	Value Arbitrage

The most convincing evidence of investment skill is the demonstration of a superior long-term track record.  This greatly reduces the risk of selecting a manager who has simply been lucky a few times. It is hard to be lucky consistently over five to 10 years. Likewise, requiring demonstration of exceptional, recent performance reduces the risk of selecting a manager whose investment style has run its course and is now out of favor.

The four m100 members in the table have such different investment styles that there is little to no overlap in their portfolios. This is fortunate because it allows me to give these four members large allocations while still maintaining diversification among investment styles, sectors, and market caps. The result is a portfolio that is aggressive, but also well diversified.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.06% (including 1.95% paid to the adviser, and 0.11% for acquired fund fees and expenses) as of October 28, 2013.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

1- Semi-Annual Report

	QUARTER
As of 12/31/2013	3/31/13	6/30/13	9/30/13	12/31/13
Masters 100 Fund	8.31%	-4.42%	12.43%	5.09%
MARKET INDICES
DJIA	11.93%	2.92%	2.12%	10.22%
S&P 500	10.61%	2.91%	5.24%	10.51%
NASDAQ	8.51%	4.52%	11.20%	11.14%

	CUMULATIVE
As of 12/31/2013	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	22.32%	17.00%	64.99%	17.59%	63.99%
MARKET INDICES
DJIA	29.65%	54.91%	116.77%	104.90%	138.00%
S&P 500	32.39%	56.82%	128.19%	104.30%	113.72%
NASDAQ	40.16%	63.69%	181.07%	133.07%	111.22%

	ANNUALIZED
As of 12/31/2013	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	22.32%	5.37%	10.53%	1.63%	4.15%
MARKET INDICES
DJIA	29.65%	15.71%	16.74%	7.44%	7.40%
S&P 500	32.39%	16.18%	17.94%	7.41%	6.45%
NASDAQ	40.16%	17.84%	22.95%	8.82%	6.34%
*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.06% (including 1.95% paid to the adviser and 0.11% for acquired fund fees and expenses) as of October 28, 2013.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

2- Semi-Annual Report

MASTERS 100 FUND

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 28, 2014

3- Semi-Annual Report

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Net of Cash Equivalents and other assets in excess of liabilities.

Growth of $10,000

4- Semi-Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

5- Semi-Annual Report

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2013

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013
Actual	$1,000.00	$1,181.50	$10.72
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6- Semi-Annual Report

MASTERS 100 FUND

Financial Statements as of
December 31, 2013 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements

7- Semi-Annual Report

Portfolio of Investments
December 31, 2013 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 51.9%			$4,423,656
(Cost $3,532,283)

ACCOMMODATION & FOOD SERVICES - 0.3%			29,500
OEH	ORIENT-EXPRESS HOTELS, LTD.*	1,200	18,132
RUTH	RUTH’S HOSPITALITY GROUP, INC.	800	11,368

ADMINISTRATIVE & SUPPORT - 0.3%			24,508
RCMT	RCM TECHNOLOGIES, INC.*	1,000	6,980
WNS	WNS HOLDINGS, LTD. - ADR*	800	17,528

AGRICULTURE, FORESTRY, FISHING & HUNTING - 0.6%			48,750
PPC	PILGRIM’S PRIDE CORP.*	3,000	48,750

ARTS, ENTERTAINMENT, & RECREATION - 0.1%			9,714
BYD	BOYD GAMING CORP.*	400	4,504
CNTY	CENTURY CASINOS, INC.*	1,000	5,210

CONSTRUCTION - 0.0%			1,070
XIN	XINYUAN REAL ESTATE CO., LTD. - ADR	200	1,070

EDUCATIONAL SERVICES - 0.3%			26,576
CPLA	CAPELLA EDUCATION CO.*	400	26,576

FINANCE & INSURANCE - 13.6%			1,157,725
PVD	ADMINISTRADORA DE FONDOS DE PENSIONES
	PROVIDA S.A. - ADR	200	17,346
AEL	AMERICAN EQUITY INVESTMENT
	LIFE HOLDING CO.	1,000	26,380
AIG	AMERICAN INTERNATIONAL GROUP, INC.*	2,000	102,100
BAC	BANK OF AMERICA CORP.	10,000	155,700
BRK/B	BERKSHIRE HATHAWAY, INC. - CLASS B*	600	71,136
BOFI	BOFI HOLDING, INC.*	200	15,686
CSWC	CAPITAL SOUTHWEST CORP.	400	13,948
CLMS	CALAMOS ASSET MANAGEMENT, INC. - CLASS A	2,200	26,048
CI	CIGNA CORP.	1,000	87,480
C	CITIGROUP, INC.	600	31,266
DHIL	DIAMOND HILL INVESTMENT GROUP, INC.	400	47,336
FBRC	FBR & CO.*	800	21,104
FNFG	FIRST NIAGARA FINANCIAL GROUP, INC.	2,000	21,240
GNW	GENWORTH FINANCIAL, INC.*	2,200	34,166
GCA	GLOBAL CASH ACCESS HOLDINGS, INC.*	3,800	37,962
THG	HANOVER INSURANCE GROUP, INC. (THE)	400	23,884
HIG	HARTFORD FINANCIAL SERVICES GROUP, INC.	2,000	72,460
HCI	HCI GROUP, INC.	600	32,100
HTH	HILLTOP HOLDINGS, INC.*	400	9,252
JNS	JANUS CAPITAL GROUP, INC.	400	4,948
JPM	JPMORGAN CHASE & CO.	600	35,088

The accompanying notes are an integral part of these financial statements.

8- Semi-Annual Report

MASTERS 100 FUND

L	LOEWS CORP.	200	9,648
MET	METLIFE, INC.	600	32,352
MS	MORGAN STANLEY	1,000	31,360
NOAH	NOAH HOLDINGS, LTD. - ADR	600	10,800
ORI	OLD REPUBLIC INTERNATIONAL CORP.	400	6,908
QIWI	QIWI PLC - ADR	400	22,400
RDN	RADIAN GROUP, INC.	600	8,472
SNFCA	SECURITY NATIONAL FINANCIAL CORP. - CLASS A*	1,835	8,845
STC	STEWART INFORMATION SERVICES CORP.	400	12,908
TMK	TORCHMARK CORP.	200	15,630
UFCS	UNITED FIRE GROUP, INC.	800	22,928
UVE	UNIVERSAL INSURANCE HOLDINGS, INC.	2,600	37,648
USB	US BANCORP	200	8,080
VCBI	VIRGINIA COMMERCE BANCORP, INC.*	400	6,796
WFC	WELLS FARGO & CO.	800	36,320

HEALTH CARE & SOCIAL ASSISTANCE - 6.3%			540,151
ABT	ABBOTT LABORATORIES	200	7,666
AMRN	AMARIN CORP PLC - ADR*	400	788
CRTX	CORNERSTONE THERAPEUTICS, INC.*	400	3,796
DVCR	DIVERSICARE HEALTHCARE SERVICES, INC.	1,598	7,607
FHCO	FEMALE HEALTH CO. (THE)	1,200	10,200
FVE	FIVE STAR QUALITY CARE, INC.*	600	3,294
HWAY	HEALTHWAYS, INC.*	600	9,210
HITK	HI-TECH PHARMACAL CO., INC.	400	17,356
KERX	KERYX BIOPHARMACEUTICALS, INC.*	1,200	15,540
MGLN	MAGELLAN HEALTH SERVICES, INC.*	200	11,982
NKTR	NEKTAR THERAPEUTICS*	8,100	91,935
ONVO	ORGANOVO HOLDINGS, INC.*	800	8,856
PHMD	PHOTOMEDEX, INC.*	600	7,770
PSTI	PLURISTEM THERAPEUTICS, INC.*	3,900	13,728
PRAN	PRANA BIOTECHNOLOGY, LTD. - ADR*	1,200	8,412
TRIB	TRINITY BIOTECH PLC - ADR*	4,400	110,616
TROV	TROVAGENE, INC.*	34,195	196,279
USNA	USANA HEALTH SCIENCES, INC.*	200	15,116

INFORMATION - 8.8%			746,188
EGHT	8X8, INC.*	1,600	16,256
AKAM	AKAMAI TECHNOLOGIES, INC.*	200	9,436
ANSS	ANSYS, INC.*	400	34,880
T	AT&T, INC.	200	7,032
BBRY	BLACKBERRY, LTD.*	2,600	19,370
BCOR	BLUCORA, INC.*	6,000	174,960
BRCD	BROCADE COMMUNICATIONS SYSTEMS, INC.*	4,600	40,802
CAMP	CALAMP CORP.*	1,000	27,970
CHKP	CHECK POINT SOFTWARE TECHNOLOGIES, LTD.*	200	12,904
DISH	DISH NETWORK CORP. - CLASS A	200	11,584
DLB	DOLBY LABORATORIES, INC. - CLASS A	200	7,712
EXLS	EXLSERVICE HOLDINGS, INC.*	600	16,572
IQNT	INTELIQUENT, INC.	1,600	18,272
IDCC	INTERDIGITAL, INC.	200	5,898
MSFT	MICROSOFT CORP.	2,400	89,832
MGAM	MULTIMEDIA GAMES HOLDING CO, INC.*	400	12,544

The accompanying notes are an integral part of these financial statements.

9- Semi-Annual Report

P	PANDORA MEDIA, INC.*	1,800	47,880
RP	REALPAGE, INC.*	400	9,352
RHT	RED HAT, INC.*	200	11,208
STRZA	STARZ - CLASS A*	2,400	70,176
TNGO	TANGOE, INC.*	400	7,204
VOD	VODAFONE GROUP PLC - ADR	2,400	94,344

MANUFACTURING - 10.7%			911,308
ACW	ACCURIDE CORP.*	1,000	3,730
ATVI	ACTIVISION BLIZZARD, INC.	1,200	21,396
APFC	AMERICAN PACIFIC CORP.*	2,449	91,250
AMSC	AMERICAN SUPERCONDUCTOR CORP.*	1,000	1,640
APEMY	APERAM - ADR	60	1,102
CECE	CECO ENVIRONMENTAL CORP.	600	9,702
KO	COCA COLA CO. (THE)	200	8,262
CCE	COCA COLA ENTERPRISES, INC.	200	8,826
STZ	CONSTELLATION BRANDS, INC. - CLASS A*	200	14,076
COT	COTT CORP.	1,600	12,896
CVI	CVR ENERGY, INC.	500	21,715
DECK	DECKERS OUTDOOR CORP.*	200	16,892
DSWL	DESWELL INDUSTRIES, INC.	1,100	2,464
DOW	DOW CHEMICAL CO. (THE)	200	8,880
XLS	EXELIS, INC.	600	11,436
XOM	EXXON MOBILE CORP.	200	20,240
FMX	FOMENTO ECONOMICO MEXICANO
	SAB DE CV - ADR	200	19,574
GRMN	GARMIN, LTD.	200	9,244
GY	GENCORP, INC.*	1,000	18,020
GE	GENERAL ELECTRIC CO.	800	22,424
GM	GENERAL MOTORS CO.*	600	24,522
GPK	GRAPHIC PACKAGING HOLDING CO.*	600	5,760
GES	GUESS?, INC.	200	6,214
HALO	HALOZYME THERAPEUTICS, INC.*	4,800	71,952
HEI	HEICO CORP.	250	14,487
HPQ	HEWLETT-PACKARD CO.	800	22,384
ITW	ILLINOIS TOOL WORKS, INC.	200	16,816
INTC	INTEL CORP.	800	20,768
IPAR	INTER PARFUMS, INC.	400	14,324
JNJ	JOHNSON & JOHNSON	200	18,318
FSTR	LB FOSTER CO. - CLASS A	200	9,458
LSI	LSI CORP.	1,400	15,428
MERC	MERCER INTERNATIONAL, INC.*	2,400	23,928
MU	MICRON TECHNOLOGY, INC.*	600	13,056
MHK	MOHAWK INDUSTRIES, INC.*	200	29,780
MNST	MONSTER BEVERAGE CORP.*	600	40,662
NTZ	NATUZZI SPA - ADR*	1,000	2,590
NRTLQ	NORTEL NETWORKS CORP.*1	12	0
OSK	OSHKOSH CORP.	200	10,076
PEIX	PACIFIC ETHANOL, INC.*	5,600	28,504
PWRD	PERFECT WORLD CO., LTD. - ADR	1,400	24,892
PLXS	PLEXUS CORP.*	200	8,658
QCOR	QUESTCOR PHARMACEUTICALS, INC.	400	21,780
SOL	RENESOLA, LTD. - ADR*	400	1,380

The accompanying notes are an integral part of these financial statements.

10- Semi-Annual Report

MASTERS 100 FUND

SNDK	SANDISK CORP.*	200	14,108
SNY	SANOFI - ADR	200	10,726
SWHC	SMITH & WESSON HOLDING CORP.*	2,000	26,980
SWK	STANLEY BLACK & DECKER, INC.	200	16,138
RGR	STURM, RUGER & CO., INC.	200	14,618
TSO	TESORO CORP.	900	52,650
VECO	VEECO INSTRUMENTS, INC.*	200	6,582

MINING, QUARRYING, & OIL & GAS EXTRACTION - 4.2%			359,062
ANR	ALPHA NATURAL RESOURCES, INC.*	1,800	12,852
DVR	CAL DIVE INTERNATIONAL, INC.*	3,000	6,030
CLF	CLIFFS NATURAL RESOURCES, INC.	200	5,242
GTE	GRAN TIERRA ENERGY, INC.*	1,600	11,696
HNRG	HALLADOR ENERGY CO.	10,600	85,436
HAL	HALLIBURTON CO.	200	10,150
LUNMF	LUNDIN MINING CORP.*	800	3,450
MCP	MOLYCORP, INC.*	1,000	5,620
NEM	NEWMONT MINING CORP.	1,200	27,636
NES	NUVERRA ENVIRONMENTAL SOLUTIONS, INC.*	180	3,022
OXY	OCCIDENTAL PETROLEUM CORP.	200	19,020
PZG	PARAMOUNT GOLD AND SILVER CORP.*	1,400	1,304
PBR	PETROLEO BRASILEIRO SA - ADR	1,000	13,780
RRC	RANGE RESOURCES CORP.	200	16,862
RVM	REVETT MINERALS, INC.*	4,400	3,168
XPL	SOLITARIO EXPLORATION & ROYALTY CORP.*	3,800	3,230
SYRG	SYNERGY RESOURCES CORP.*	1,200	11,112
TPLM	TRIANGLE PETROLEUM CORP.*	600	4,992
WFT	WEATHERFORD INTERNATIONAL, LTD.*	5,200	80,548
WG	WILLBROS GROUP, INC.*	3,600	33,912

OTHER SERVICES - 0.1%			9,838
STNR	STEINER LEISURE, LTD.*	200	9,838

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 0.6%			53,293
CALD	CALLIDUS SOFTWARE, INC.*	600	8,238
G	GENPACT, LTD.	800	14,696
GRVY	GRAVITY CO., LTD. - ADR*	9,100	8,381
ICFI	ICF INTERNATIONAL, INC.*	200	6,942
ICLR	ICON PLC*	200	8,082
SUTR	SUTOR TECHNOLOGY GROUP, LTD.*	3,800	6,954

REAL ESTATE & RENTAL & LEASING - 0.3%			27,360
EXH	EXTERRAN HOLDINGS, INC.*	800	27,360

RETAIL TRADE - 2.5%			214,850
ASNA	ASCENA RETAIL GROUP, INC.*	400	8,464
CENT	CENTRAL GARDEN AND PET CO.*	600	4,122
CONN	CONN’S, INC.*	200	15,758
CVS	CVS CAREMARK CORP.	400	28,628
GCO	GENESCO, INC.*	200	14,612
JOSB	JOS A BANK CLOTHIERS, INC.*	200	10,946
PSMT	PRICESMART, INC.	200	23,108

The accompanying notes are an integral part of these financial statements.

11- Semi-Annual Report

SAH	SONIC AUTOMOTIVE, INC. - CLASS A	2,200	53,856
TJX	TJX COS., INC.	200	12,746
TA	TRAVELCENTERS OF AMERICA, LLC.*	400	3,896
WAG	WALGREEN CO.	400	22,976
WMT	WAL-MART STORES, INC.	200	15,738

TRANSPORTATION & WAREHOUSING - 2.2%			185,623
ASR	GRUPO AEROPORTUARIO DEL
	SURESTE SAB DE CV - ADR	300	37,389
GSH	GUANGSHEN RAILWAY CO., LTD. - ADR	800	18,480
KSU	KANSAS CITY SOUTHERN	200	24,766
SFL	SHIP FINANCE INTERNATIONAL, LTD.	15	246
SKYW	SKYWEST, INC.	3,000	44,490
SWFT	SWIFT TRANSPORTATION CO.*	1,200	26,652
UNP	UNION PACIFIC CORP.	200	33,600

UTILITIES - 0.3%			21,780
SZYM	SOLAZYME, INC.*	2,000	21,780

WHOLESALE TRADE - 0.7%			56,360
ABEV	AMBEV S.A. - ADR*	1,000	7,350
ESRX	EXPRESS SCRIPTS HOLDING CO.*	200	14,048
HWCC	HOUSTON WIRE & CABLE CO.	200	2,676
KAMN	KAMAN CORP.	200	7,946
XRX	XEROX CORP.	2,000	24,340

PARTNERSHIPS & TRUST - 0.9%			74,687
(Cost $67,836)

FINANCE & INSURANCE - 0.4%			33,352
PEI	PENNSYLVANIA REAL ESTATE
	INVESTMENT TRUST	800	15,184
PCC	PMC COMMERCIAL TRUST	2,100	18,060
TELOZ	TEL OFFSHORE TRUST*	90	108

MANUFACTURING - 0.2%			18,096
CVRR	CVR REFINING, L.P.	800	18,096

REAL ESTATE & RENTAL & LEASING - 0.0%			2,239
AVB	AVALONBAY COMMUNITIES, INC.	3	355
UMH	UMH PROPERTIES, INC.	200	1,884

UTILITIES - 0.3%			21,000
SGU	STAR GAS PARTNERS, L.P.	4,000	21,000

INVESTMENT COMPANIES - 6.5%			553,185
(Cost $511,840)
ERX	DIREXION DAILY ENERGY BULL 3X SHARES*	400	35,952
TZA	DIREXION DAILY SMALL CAP BEAR 3X SHARES*	200	3,394
XLI	INDUSTRIAL SELECT SECTOR SPDR FUND	1,400	73,164
GDXJ	MARKET VECTORS JUNIOR GOLD MINERS ETF	300	9,315

The accompanying notes are an integral part of these financial statements.

12- Semi-Annual Report

MASTERS 100 FUND

XLB	MATERIALS SELECT SECTOR SPDR FUND	1,600	73,952
SQQQ	PROSHARES ULTRAPRO SHORT QQQ*	400	5,740
TBT	PROSHARES ULTRASHORT
	20+ YEAR TREASURY*	1,400	110,880
DXD	PROSHARES ULTRASHORT DOW30*	200	5,484
MZZ	PROSHARES ULTRASHORT MIDCAP400*	400	5,344
SRS	PROSHARES ULTRASHORT REAL ESTATE*	400	8,636
TWM	PROSHARES ULTRASHORT RUSSELL2000*	400	4,812
SDS	PROSHARES ULTRASHORT S&P500*	200	5,932
YCS	PROSHARES ULTRASHORT YEN*	2,000	141,820
XIV	VELOCITYSHARES DAILY INVERSE
	VIX SHORT TERM ETN*	2,000	68,760

SHORT-TERM INVESTMENTS - 41.3%		3,523,444	3,523,444
(Cost $3,523,444)
DFDXX	DAILY INCOME FUND - MONEY MARKET
	PORTFOLIO, 0.01%^	3,523,444	3,523,444

TOTAL INVESTMENT SECURITIES - 100.6%			8,574,972
(Cost $7,635,403)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6%)			(50,433)
NET ASSETS - 100.0%			$8,524,539

ADR - American Depository Receipt
*	Non-income producing security.
^	Seven-day yield as of December 31, 2013.
1	Market value of security is less than $1.

The accompanying notes are an integral part of these financial statements.

13- Semi-Annual Report

Statement of Assets and Liabilities
December 31, 2013 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$7,635,403
At market value (Note 2)	$8,574,972
Interest and dividends receivable	5,038
Receivable for portfolio investments sold	72,488
Receivable for capital shares sold	17
TOTAL ASSETS	8,652,515

LIABILITIES
Payable for portfolio investments purchased	106,201
Payable for capital shares redeemed	7,152
Accrued investment advisory fee	11,391
Accrued administrative fee	3,232
TOTAL LIABILITIES	127,976

NET ASSETS	$8,524,539
Net assets consist of:
Paid in capital	$16,235,906
Accumulated net investment loss	(55,402)
Accumulated net realized loss from security transactions	(8,595,534)
Net unrealized appreciation of investments	939,569
Net assets	$8,524,539

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	793,648

Net asset value, offering price and redemption
price per share (Note 2)	$10.74

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

Statement Of Operations
Six Months Ended December 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $153)	$31,811
Interest	207
TOTAL INVESTMENT INCOME	32,018

EXPENSES
Investment advisory fees (Note 4)	63,579
Administrative fees (Note 4)	19,074
TOTAL EXPENSES	82,653

NET INVESTMENT LOSS	(50,635)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain on investments	964,847
Net change in unrealized
appreciation/depreciation of investments	467,579

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	1,432,426

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,381,791

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/13	Ended
	(Unaudited)	6/30/13
FROM OPERATIONS:
Net investment loss	$(50,635)	$(45,223)
Net realized gain (loss) from investments sold	964,847	170,504
Capital gain distributions from
other investment companies	—	424
Net change in unrealized
appreciation/depreciation on investments	467,579	(401,555)
Net increase (decrease) in net assets
resulting from operations	1,381,791	(275,850)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(148,095)
Decrease in net assets from
distributions to shareholders	—	(148,095)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	210,170	68,469
Net asset value of shares issued to shareholders
in reinvestment of distributions	—	146,334
Payments of shares redeemed	(871,309)	(1,968,326)
Net decrease in net assets
from capital share transactions	(661,139)	(1,753,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	720,652	(2,177,468)

NET ASSETS:
Beginning of period/year	7,803,887	9,981,355
End of period/year	$8,524,539	$7,803,887
Undistributed Net Investment Income (Loss)	$(55,402)	$(4,767)

Capital Share Activity
Shares sold	20,417	7,221
Shares issued in reinvestment of
distributions to shareholders	—	16,332
Shares redeemed	(85,693)	(211,643)
Net decrease in shares outstanding	(65,276)	(188,090)
Shares outstanding, beginning of period/year	858,924	1,047,014
Shares outstanding, end of period/year	793,648	858,924

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/13	Ended	Ended	Ended	Ended	Ended
	(Unaudited)	6/30/13	6/30/12	6/30/11	6/30/10	6/30/09
Net asset value at
beginning of period/year	$9.09	$9.53	$10.10	$7.96	$7.71	$13.56

Income from
investment operations:
Net investment income (loss)	(0.06)	(0.05)*	(0.06)*	(0.09)*	(0.07)	0.13
Net realized and unrealized
gain (loss) on investments	1.71	(0.24)	(0.16)	2.25	0.39	(5.66)
Total from
investment operations	1.65	(0.29)	(0.22)	2.16	0.32	(5.53)

Less distributions from:
Net Investment Income	—	(0.15)	(0.35)	(0.02)	(0.07)	—
Realized gains	—	—	—	—	—	(0.32)
Total distributions	—	(0.15)	—	(0.02)	(0.07)	(0.32)

Payments by affiliates	—	—	—	—	— (a)	—

Net asset value at
end of period/year	$10.74	$9.09	$9.53	$10.10	$7.96	$7.71

Total Return	18.15%	(3.03)%	(1.82)%	27.12%	4.02%	(39.99)%
Net assets at end
of period/year (millions)	$8.5	$7.8	$10.0	$13.2	$15.4	$17.7
Ratio of expenses
to average net assets:	1.95%	1.95%	1.95%	1.81%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	1.19%	(0.50)	(0.59)%	(0.76)%	(0.74)%	1.45%
Portfolio turnover rate	130%	615%	765%	472%	302%	248%

(a)	Less than $0.01 per share.
*	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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MASTERS 100 FUND

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2013, the Fund held securities of 210 issuers across all 20 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2013 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

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Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock^	$4,423,656	$—	$—	$4,423,656
Partnerships & Trusts^	74,687	—	—	74,687
Investment Companies	553,185	—	—	553,185
Cash Equivalents	3,523,444	—	—	3,523,444
Total Investments in Securities	$8,574,972	$—	$—	$8,574,972

^  See Portfolio of Investments for industry breakouts.

The Fund did not have transfers into or out of Level 1, 2 or 3.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2013, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$2,187,129	$—	$2,187,129	6/30/2017
6,513,544	—	6,513,544	6/30/2018
117,778	—	117,778	Non-Expiring
$8,818,454	$—	$8,818,454

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MASTERS 100 FUND

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2013 are summarized below:

Purchases	$8,869,756
Sales	$12,922,625

There were no purchases or sales of long-term U.S. Government securities.

The cost basis for federal income tax purposes at December 31, 2013 was as follows:

Masters 100 Fund
Cost of investments	$7,635,403
Gross tax unrealized appreciation	1,005,901
Gross tax unrealized depreciation	(66,332)
Net tax unrealized appreciation	$939,569

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

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4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2013, the Fund incurred $63,579 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2013, the Fund incurred administration fees of $19,074.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

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MASTERS 100 FUND

5. Distributions to Shareholders

On November 29, 2012, an ordinary income distribution of $0.15 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 30, 2012.

The tax character of the distributions paid for the six months ended December 31, 2013 (estimated) and the fiscal year ended June 30, 2013 were as follows:

	December 31, 2013	June 30, 2013
Distributions paid from:
Ordinary income	$0.00	$148,095
	$0.00	$148,095

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Capital loss carryforward (Note 2)	(8,818,454)
Accumulated losses on Investments	(666,555)
Unrealized appreciation	391,851
$(9,093,158)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, investments in passive foreign investments companies and post-October losses.

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Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 15, 2013 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Administration Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Administration Agreement;

WHEREAS, the Board requested (via the Adviser) and evaluated, and the Distributor furnished, such information concerning the Distributor and the Distribution Agreement between MCM and the Distributor with respect to the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Distribution Agreement;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM, including, but not limited to, a review of the complexity of the services provided, whether the services are provided in a satisfactory and efficient manner;

(ii)
the Fund’s investment performance during the past year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment strategies and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including [Marketocracy Data Services LLC], from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(vi)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to the Fund or MCM in return for allocating Fund brokerage, or (b) the Administration Agreement;

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MASTERS 100 FUND

(vii)	the appropriateness of the advisory fees paid by the Fund to MCM;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and

(xii)	the need to provide sufficient incentives to the beneficial owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)
in general, although the Fund’s performance has been lagging its benchmark and peers, MCM has been taking steps in an effort to improve performance, and the short-term performance has shown improvement, which the Board will continue to monitor closely;

(iii)
MCM’s costs in providing its investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	as the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $135,571 for the fiscal year ended June 30, 2013) to fees charged by the investment advisers of 22 other mutual funds of similar size in the Morningstar Mid-Cap Blend category indicated that (a) MCM’s fee level was near the bottom of the third quartile for such peer group and significantly higher than the peer group’s median and average advisory fees, the Fund’s 1.50% versus the peer group’s 0.95% median and the 1.00% average, (b) the Fund’s total annual expenses of 1.95% of the Fund’s average annual net assets were near the top of the fourth quartile for such peer group and were significantly higher than the peer group median and average, the Fund’s 1.95% versus the peer group’s 1.35% median and 1.62% average, and (c) the Fund’s current net assets of approximately $8.9 million were approximately average for the peer group;

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(vi)
MCM derived and would derive benefits from its advisory relationship with the Fund of (a) approximately $118,704 annually (or approximately 1.3% of the Fund’s average annual assets for its fiscal year ended June 30, 2013) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (b) 0.45% of the Fund’s average annual net assets (approximately $40,671 for the same fiscal year) through providing administrative services to the Fund pursuant to the Administration Agreement;

(vii)
the investment advisory fees received and to be received by MCM were high but nevertheless appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 100 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of economic and credit crises, terrorist attacks and Middle East conflicts; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund were within the range of the relevant peer group and were reasonable in view of all of the facts and circumstances and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 12, 2014, be, and it hereby is, authorized and approved.

26- Semi-Annual Report

MASTERS 100 FUND

Privacy Notice

Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us verbally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

27- Semi-Annual Report

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling

1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

28- Semi-Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By /s/ Kendrick W. Kam
                      Kendrick W. Kam, President & Treasurer

Date  2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kendrick W. Kam
                      Kendrick W. Kam, President & Treasurer

Date  2/28/14